EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF NINE ALLIANCE SCIENCE & TECHNOLOGY GROUP

In connection with the accompanying Quarterly Report on Form 10-Q of Nine Alliance Science & Technology Group for the quarter ended December 31, 2021, the undersigned, Joseph Passalaqua, President and CEO of Nine Alliance Science & Technology Group, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of Nine Alliance Science & Technology Group

Date: February 7, 2022	/s/ Joseph Passalaqua
Joseph Passalaqua
President Chief Executive Officer Chief Financial Officer (Principal Executive and Principal Financial Officer)